                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE
                         10 3/4% SENIOR NOTES DUE 2007
                                      OF
                                CLIMACHEM, INC.
                PURSUANT TO PROSPECTUS DATED ____________, 1998

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON ________________, 1998 (THE "EXPIRATION DATE"), UNLESS EXTENDED BY CLIMACHEM, INC.

     TO:  BANK ONE, NA (THE "EXCHANGE AGENT")

            BY REGISTERED OR CERTIFIED MAIL, BY OVERNIGHT COURIER,
                         AND BY HAND AFTER 4:30 P.M.:

                                 Bank One, NA
                             235 West Schrock Road
                         Westerville, Ohio 43081-0184
                   Attn: Corporate Trust Operations OHI-0184

                           BY HAND BEFORE 4:30 P.M.:

         Bank One, NA                    First Chicago Trust Company of New York
    235 West Schrock Road                     14 Wall Street, 8/th/ Floor
Westerville, Ohio 43081-0184        OR         New York, New York 10005
Attn: Lower Level Corporate                 Attn: Corporate Trust Operations
       Trust Window

                         BY FACSIMILE: (614) 248-9987
                       Attn: Corporate Trust Operations
                     Confirm by telephone: (800) 346-5153

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

 Please read carefully the instructions accompanying this Letter of Transmittal before completing this Letter of Transmittal.

     The undersigned acknowledges receipt and review of the Prospectus, dated _____________, 1998 (the "Prospectus") of ClimaChem, Inc. (the "Company") and this related Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10 3/4% Series B Senior Notes due 2007 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 10 3/4% Senior Notes due 2007 (the "Old Notes"), of which $105,000,000 principal amount is outstanding.

     The term "Expiration Date" means 5:00 p.m., New York City time, on ________________, 1998, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term will mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

     This Letter of Transmittal is to be used by holders of Old Notes if (a) certificates representing the Old Notes are to be physically delivered to the Exchange Agent, (b) tender of the Old Notes is to be made by book entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer-Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Old Notes (such participants acting on behalf of holders, are referred to herein, together with such holders, as "Authorized Holders") or (c) tender of the Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the capition "The Exchange Offer-Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Act.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:______________________________________

     Account Number:_____________________________________________________

     Transaction Code Number:____________________________________________

     Principal Amount of Tendered Old Notes:_____________________________

     If Holders desire to tender Old Notes pursuant to the Exchange Offer and
(a) time will not permit this Letter of Transmittal, certificates representing Old Notes or other required document to reach the Exchange Agent prior to the Expiration Date or (b) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures." See Instruction 2 below.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

     Name of Registered or Authorized Holder(s):_________________________

     Window Ticket No. (if any):_________________________________________

     Date of Execution of Notice
     of Guaranteed Delivery:_____________________________________________

     Name of Eligible Institution
     that Guaranteed Delivery:___________________________________________

     If Delivered by Book-Entry Transfer,
     the Account Number:_________________________________________________

     Transaction Code Number:____________________________________________

[_] CHECK HERE IF YOU AREA BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS

     AVAILABLE TO ANY PARTICIPATING BROKER DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE OLD NOTES.

     Name:_______________________________________________________________

     Address:____________________________________________________________

     ____________________________________________________________________

     Attention:__________________________________________________________

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING THE BOXES.

                                     BOX 1
                           DESCRIPTION OF OLD NOTES*


Names and Addresses of                         Aggregate Principal    Principal Amount
 Registered Holder(s)          Certificate     Amount Represented     Tendered, if Less
(Please fill in, if blank)      Number(s)       by Certificate(s)        Than All**
----------------------------  --------------  ----------------------  -----------------
______________________        __________      __________________      ________________
______________________        __________      __________________      ________________
______________________        __________      __________________      ________________
                                              Total:                  ________________

*  Need not be completed if Old Notes are tendered by book-entry transfer.

** Unless indicated in the column labeled "Principal Amount Tendered," a Holder will be deemed to have tendered the entire aggregate principal amount indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." The minimum tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000.

                                     BOX 2

                             SPECIAL REGISTRATION
                                 INSTRUCTIONS
                         (See Instructions 4,5 and 6)

     To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name_________________________________________________________________________
                                 (Please Print)
Address______________________________________________________________________

_____________________________________________________________________________
                               (Include Zip Code)

_____________________________________________________________________________
                (Tax Identification or Social Security Number)

                                     BOX 3

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 4, 5 and 6)

     To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver certificate(s) to:

Name_________________________________________________________________________
                                (Please Print)

Address______________________________________________________________________

_____________________________________________________________________________
                              (Include Zip Code)

_____________________________________________________________________________
                (Tax Identification or Social Security Number)

                                     BOX 4

                             BROKER-DEALER STATUS

[_] Check this box if the Beneficial Owner of the Old Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Notes for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, PLEASE SEND A COPY OF THIS LETTER OF TRANSMITTAL TO DAVID M. SHEAR, GENERAL COUNSEL OF THE COMPANY, VIA
     FACSIMILE: (405) 236-1209.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to ClimaChem, Inc. (the "Company"), the principal amount of Old Notes indicated above.

     Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with the full power of substitution to (a) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon, the order of, the Company, (b) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (c) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the undersigned nor any other such person has any arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended, of the Company. In addition, the undersigned and any such person acknowledge that (a) any person participating in the Exchange Offer for the purpose of distributing the New Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the New Notes and cannot rely on the position of the Staff of the Securities and Exchange Commission enunciated in no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the Securities Act. Unless otherwise notified in accordance with the instructions set forth in Box 4 under "Broker-Dealer Status," the Company will assume that the undersigned is not a Participating Broker-Dealer.

     For purposes of the Exchange Offer, the Company will be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any Old Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned promptly after the Expiration Date, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions."

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal will be binding upon the undersigned's heirs, personal representative, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

     Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates (or electronic transfers) representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates (or electronic transfers) for Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

     Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available or (b) who cannot deliver the Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 regarding the completion of this Letter of Transmittal printed below.

     The lines below must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Old Notes or by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
                   NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X_____________________________________________________  _________________
                                                            Date

X_____________________________________________________  _________________
                                                            Date

Area Code and Telephone Number:_________________________________

     If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (a) set forth his or her full title below and (b) submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

Name(s):_______________________________________________________________________
                                (Please Print)

Capacity:______________________________________________________________________

Address:_______________________________________________________________________
                              (Include Zip Code)


                         MEDALLION SIGNATURE GUARANTEE
                        (If required by Instruction 5)
       Certain Signatures must be Guaranteed by an Eligible Institution


Signature(s) Guaranteed by an Eligible
Institution:___________________________________________________________________
                                                          (Authorized Signature)

_______________________________________________________________________________
(Title)

_______________________________________________________________________________
(Name of Firm)

_______________________________________________________________________________
(Address, Include Zip Code)

_______________________________________________________________________________
(Area Code and Telephone Number)

Dated:___________________________________________________________________


                                 INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITION
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Old Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for tendered Old Notes transferred electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Notes and all other required documents is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Old Notes prior to the completion of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

     (a) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

     (b) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the tendered Old Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Notes transferred electronically) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

     (c) such properly completed and executed Letter of Transmittal and certificates representing the tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Old Notes transferred electronically) must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery person.

     3. TENDER BY HOLDER. Only a holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder.

     4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Principal Amount Tendered" of the box entitled "Description of Old Notes" (Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and New Notes exchanged for any Old Notes tendered will be sent to the Holder at his or her registered address (or transferred to the account of the Book-Entry Facility designated above), unless a different address (or account) is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

     If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Notes are held.

     If this Letter of Transmittal is signed by the registered holder or Authorized Holder, and New Notes are to be issued and any untendered or unaccepted principal amount of Old Notes are to be reissued or returned to the registered holder or Authorized Holder, then, the registered holder or Authorized Holder need not and should not endorse any tendered Old Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Authorized Holder), the registered holder or Authorized Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Old Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listings), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

     If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     No medallion signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Tendered Notes) and the issuance of New Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any New Notes or Old Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the "Special Delivery Instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent (or deposited), if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering holders should complete the applicable box.

     If no such instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the Authorized Holder of the Old Notes or deposited at such Authorized Holders' account at the Book-Entry Transfer Facility.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law required that a holder of any Old Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (a) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report a interest or dividends or (b) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

     12. MUTILATED, LOST, STOLEN, OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the first address specified on page one of this Agreement. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue New Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under "Special Delivery Instructions."

     15. WITHDRAWAL. Tenders may be withdrawn only pursuit to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

_______________________________________________________________________________

                         PAYOR'S NAME: CLIMACHEM, INC.

Substitute Form W-9                                   Department of the Treasury
                                                        Internal Revenue Service
_______________________________________________________________________________
Part 1--   PLEASE PROVIDE YOUR TAXPAYER                 Social Security Number
           IDENTIFICATION NUMBER ("TIN")                        or TIN
           IN THE BOX AT RIGHT AND CERTIFY
           BY SIGNING AND DATING BELOW                     _____/_____/_____

______________________________________________________________________________

Part 2--  Check the box if you are NOT subject to
          backup withholding under the provisions
          of section 3408(a)(1)(C) of  the Internal
          Revenue Code because (1) you have not been
          notified that you are subject to backup with-
          holding as a result of failure to report all interest
          of dividends or (2) the Internal Revenue Service
          has notified you that you are no longer subject to
          backup withholding.                                       [_]
______________________________________________________________________________
CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

Part 3--

______________________________________________________________________________
Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)

______________________________________________________________________________
SIGNATURE                    DATE         Awaiting TIN -- [     ]

______________________________________________________________________________
                                                  Address
______________________________________________________________________________

PAYER'S REQUEST    City, State and ZIP Code
FOR TAXPAYER
                   ___________________________________________________________

IDENTIFICATION     List account number(s) here (optional)
NUMBER (TIN)
                   _____________________________________________________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.